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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 relating to the financial statements, which appear in the Registration Statement on Form S-1 (No. 333-95107) of ACLARA BioSciences, Inc.


/s/  PricewaterhouseCoopers, LLP

San Jose, California
August 9, 2000